                                                                    EXHIBIT 10.5

                         GLOBAL SPORTS INTERACTIVE, INC.

                             ----------------------


                                 ADDENDUM NO. 1

                                     TO THE

                    INDEPENDENT CONTRACTOR SERVICES AGREEMENT

                                     BETWEEN

                                 FOUNDRY, INC.,

                                       AND

                         GLOBAL SPORTS INTERACTIVE, INC.

                                 ADDENDUM NO. 1

      The following additions and revisions are made to the Independent Contractor Services Agreement between Global Sports Interactive, Inc., (identified in the Agreement as Global Sports Interactive) and Foundry, Inc., dated June 29, 1999 and Engagement No. 0699-FDY. Terms defined in the Agreement have the same meaning in this Addendum No. 1.

                                    RECITALS

      1 Contractor and Client wish to amend the Agreement and amend and extend the term of Engagement No. 0699-FDY entered into by the parties under the Agreement.

                                    AGREEMENT

      Global Sports Interactive and Foundry, Inc., in consideration of the mutual promises contained herein, and intending to be legally bound, agree that the Agreement and Engagement No. 0699-FDY are modified and revised, which modifications and revisions are retroactive to the beginning of the term of the Agreement and Engagement No. 0699-FDY, as follows.


1 Definitions. The following section is added after first sentence of the Agreement.

      Definitions

      (a) Agreement means the Independent Contractor Services Agreement between Global Sports Interactive, Inc., and Foundry, Inc., dated June 29, 1999.

      (b) Foundry Framework means Contractor's proprietary software, as it existed on June 2, 1999 and further modified by development outside of this agreement, described on Schedule 1 to this Addendum No. 1.

      (c) Intellectual Property Rights means all intellectual property rights and industrial property rights (throughout the universe, in all media, now existing or created in the future, for all versions and elements, in all languages, and for the entire duration of such rights) arising under statutory or common law, contract, or otherwise, and whether or not perfected, including without limitation, all (a) patents, reissues of and reexamined patents, and patent applications, whenever filed and wherever issued, including without limitation, continuations, continuations-in-part, substitutes, and divisions of such applications and all priority rights resulting from such applications; (b) rights associated with works of authorship including without limitation copyrights, moral rights, copyright applications, copyright registrations, synchronization rights, mask work rights, mask work applications, mask work registrations; (c) rights associated with trademarks, service marks, trade names, logos, trade dress, and the applications for registration and registrations thereof; (d) rights relating to the protection of trade secrets and confidential information; (e) rights analogous to those set forth in this Section and any and all other proprietary rights relating to intangible property; and (f) divisions, continuations, renewals, reissues and extensions of the foregoing (as and to the extent applicable) now existing, hereafter filed, issued, or acquired.

      (d) Work Product means all software other than Foundry Framework, inventions, reports, designs, charts, plans, specifications, schedules, and estimates prepared or conceived by Contractor and delivered, or for delivery, to Client pursuant to this Agreement and all components thereof comprised by the Work Product, including without limitation, all masks, databases, written materials, and other reductions of expression into tangible mediums, whether completed or not.

2 Section 3.1, Confidentiality and Proprietary Information. The following sections replace in their entirety Sections 3.1 and 3.2 of the Agreement.

            3.1   Confidentiality

                  (a) Confidential Information. The term "Confidential Information" means Work Product and any and all technical and non-technical information including without limitation, patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future, and proposed products and services of Client, and includes, without limitation, Client's information concerning research, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, key personnel, suppliers, customers, prospective customers, policies or operational methods, plans for future developments, business forecasts, sales and merchandising, and marketing plans and information. Confidential Information does not include items that were

                        (i) possessed by Contractor prior to receipt or access pursuant to this Agreement other than through prior disclosure by Client as evidenced by Contractor's written records;

                        (ii) independently developed by Contractor without the benefit of disclosure by Client as evidenced by Contractor's written records;

                        (iii) published or available to the general public other
                              than through a breach of this Agreement;

                        (iv) obtained by Contractor from a third party with a valid right to disclose such Confidential Information, provided that such third party is not under a confidentiality obligation to Client; or

                        (v) required to be disclosed by governmental agencies, regulatory authorities, or pursuant to court order to the extent such disclosure is required by law and provided that Contractor provides reasonable prior notice to Client of the disclosure.

                        Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of Contractor unless the combination is published or is available to the general public or in the rightful possession of Contractor.

            (b) Obligation of Confidentiality. Contractor shall permanently hold, and cause its personnel to hold, Confidential Information in strict confidence. Except as specifically permitted by this Agreement, Contractor shall not duplicate or use, or permit the duplication or use of, Confidential Information or disclose or permit the disclosure of Confidential Information to any person or entity. Contractor shall limit the duplication and use of Confidential Information to the performance of its obligations under this Agreement and shall limit access to and possession of Confidential Information only to those of its personnel whose responsibilities under this Agreement reasonably require such access or possession. Contractor shall advise all such persons before they receive access to or possession of Confidential Information of the confidential nature of the Confidential Information and require them to abide by the terms of this Agreement. Any duplication, use, disclosure, or other act or omission by any person that obtains access to or possession of Confidential Information through Contractor that would be a breach of this Agreement if committed by Contractor is deemed a breach of this Agreement by Contractor for which Contractor shall be responsible.

            (c) Ownership of Confidential Information and Other Materials. All Confidential Information, and any Derivatives (as defined below) thereof whether the Derivative was created by Client or Contractor, shall remain the property of Client and no license or other rights to such Confidential Information or Derivatives is granted or implied by this Agreement. For purposes of this Agreement, "Derivatives" shall mean (a) for copyrightable or copyrighted material, any translation, abridgement, revision or other form in which an existing work may be recast, transformed or adapted; (b) for patentable or patented material, any improvement thereon; and (c) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent, or trade secret law.

            (d) Return of Confidential Information. Contractor shall deliver, or at Client's option destroy, all Confidential Information and deliver, or at Client's option destroy, all copies to Client upon the expiration or termination of this Agreement or at Client's request.

            (e) Remedy. Contractor acknowledges that Client will be irreparably harmed if Contractor's obligations under this
                  Section 3.2 are not performed, and that Client would not have an adequate remedy at law in the event of a violation by Contractor of such obligations. Contractor agrees and consents that Client shall be entitled, in addition to all other rights and remedies to which Client may be entitled, to have a decree of specific performance or an injunction issued requiring any such violation to be cured and enjoining all persons involved from continuing the violation. The existence of any claim or cause of action that Contractor or any other person may have against Client shall not constitute a defense or bar the enforcement of this Section 3.1. Contractor acknowledges that the restrictions in this Section 3.1 are reasonable and necessary to protect legitimate business interests of Client.

3 Section 3.4, Injunctive Relief. Section 3.4 of the Agreement is deleted in its entirety.

4     Section 3A, Ownership of Work Product. The following section is added as
      Section 3A of the Agreement.

      3A    Ownership of Work Product.

            3A.1 Ownership. All rights, including without limitation, Intellectual Property Rights, title, and interest in and to the Work Product, whether completed or not, shall lie exclusively in Client. All works and all components thereof comprised by the Work Product, including, but not limited to, all masks, databases, written materials, and other reductions of expression into tangible mediums, whether completed or not, were and are works made for hire and all rights, including without limitation, Intellectual Property Rights, title, and interest in such works lie, upon creation, exclusively with Client, and Contractor reserves no rights in such works.

            3A.2 Assignment of Intellectual Property Rights. To the extent that some or all rights, including without limitation, Intellectual Property Rights, title, and interest in and to the Work Product do not lie, upon creation, exclusively with Client, Contractor irrevocably sells, assigns, transfers, and sets over exclusively to Client all rights, including without limitation, Intellectual Property Rights, title, and interest in and to the Work Product or any component of the Work Product, whether completed or not, and Contractor reserves no rights in such Work Product. If Contractor has any such rights that cannot be assigned to Client, Contractor waives the enforcement of such rights, and if Contractor has any rights that cannot be assigned or waived, Contractor hereby grants to Client an exclusive, royalty-free, perpetual, irrevocable, transferable (including without limitation, sublicensing), unlimited, license, throughout the universe, in all media, now existing or created in the future, for all versions and elements, and in all languages, to use, copy, distribute, create derivative works of, publicly perform, publicly display, digitally perform, make, have made, offer for sale and import, and sell, such rights for the entire duration of such rights.

            3A.3 Further Assurances. Contractor shall, at Client's expense, cooperate and take all steps reasonably requested by Client to perfect, confirm, and protect Client's rights, including without limitation, Intellectual Property Rights, title, and interest in and to the Work Product including without limitation, executing and delivering all documents, filing registration and assignment documents, and giving testimony. Notwithstanding anything in this Agreement to the contrary, the ownership rights conferred in this Section 3A shall survive any termination of this Agreement.

5 Section 3B, License to Foundry Framework. The following section is added as Section 3B of the Agreement.

      3B License to Foundry Framework. Contractor grants to Client a nonexclusive, perpetual, irrevocable, fully-paid, royalty-free, transferable and sublicensable, license throughout the universe to use, copy, modify, adapt, translate, create derivative works based upon Foundry Framework, reproduce, distribute, publicly perform, publicly display, and digitally perform Foundry Framework.

6 Section 4, Warranties and Indemnity. The following sections are added at the end of Section 4.1 of the Agreement.

            (c) Contractor represents, warrants and covenants that the Work Product and Foundry Framework, as delivered and as upgraded, revised or modified and used in accordance with this Agreement, is Year 2000 Compliant. Year 2000 Compliant, as used in this Agreement, means that the software accurately processes date and time data (including without limitation, calculating, comparing, and sequencing) in, from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations. This warranty does not apply to errors or malfunctions to the extent caused by (i) malfunction of Client's equipment; (ii) software not provided pursuant to this Agreement. If Client believes that the software is not substantially performing in accordance with the terms of this Agreement, Client will immediately notify Contractor in writing regarding any such non-performance and will provide a listing of output and such other data as may be required by Contractor to reproduce operating conditions as existed when the non-performance occurred. The warranties set forth in this section 4(c) are null and void to the extent caused by Client or any third party modifying or changing the software in any way beyond the scope of the customization options contained in the software. In order to receive and maintain this warranty, Global Sports Interactive must
            (i) use the software in accordance with this Agreement or Contractor's instructions; (ii) use the software on the hardware and with the operating system for which it was designed. Except as otherwise required under this agreement, Contractor will not be required to maintain compatibility between the software and third party software not specified in this Agreement. Contractor does not warrant that the functions contained in the software will meet Client's requirements or that the operation of the software will be uninterrupted or error-free or that all defects will be corrected. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, CONTRACTOR MAKES NO WARRANTIES,

            EXPRESSED OR IMPLIED, IN CONNECTION WITH THE SOFTWARE, AND ALL OTHER WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY AND SPECIFICALLY DISCLAIMED.

            (d) Contractor represents, warrants, and covenants that for the software, as delivered and as upgraded, revised, or modified in accordance with this Agreement, Contractor shall not include, and, shall take all commercially reasonable steps (a) to prevent the introduction of; (b) to give prompt notice to Client of; (c) to detect; and (d) to remove computer instructions or other technological means the purpose of which is to access, modify, disrupt, damage, delete, or interfere, with Client's use of its computer or telecommunications equipment or facilities. Contractor expressly waives and disclaims any and all rights or remedies it may have at law or in equity to de-install, disable, or repossess any deliverables by any means.

            (e) Contractor represents, warrants, and covenants that all services performed under this Agreement shall be performed by qualified personnel with the proper skill, training, and experience so as to be able to perform competently and in a manner consistent with good practice in the information technology services industry and that all work shall be performed in accordance with this Agreement.

            (f) Contractor represents, warrants, and covenants that it is and shall remain sufficiently staffed and equipped to fulfill its obligations under this Agreement.

            (g) Contractor represents, warrants, and covenants that the source code delivered to Client pursuant to this Agreement is in a form suitable for reproduction by computer, and consists of a full source language statement of the program or programs that constitute the software delivered to Client pursuant to this Agreement, complete program maintenance documents, master tapes or diskettes, duplicating instructions, and all other materials necessary to allow a reasonably skilled person to maintain the such software without the assistance of any other person or reference to any other materials. Contractor further represents, warrants, and covenants that the source code delivered to Client pursuant to this Agreement allows and shall allow Client to build, without the use of any other software or materials other than Client's operating system and compiler, a fully functional, executable version of the such software.

7 Section 9, General Provisions. The following section is added to Section 9 of the Agreement.

            9.8 Survival. Sections 3, 4 (except for Sections 4.1(e) and 4.1
            (f)), and 8 of this Agreement survive any expiration or termination of this Agreement.

8 Engagement No. 0699-FDY. The following additions and revisions are made to Engagement No. 0699-FDY.

      Scope. The following sentence is added to the Scope section of Engagement No. 0699-FDY.

            Contractor shall provide the source code, including without limitation, the names, last known addresses, and last known telephone numbers of the persons who developed the related software, of all software, including without limitation, the Foundry Framework, delivered pursuant to this Agreement.

9 Controlling Documents. Any ambiguities or inconsistencies between this Addendum No. 1 and the Agreement or an Engagement shall be resolved by giving precedence to this Addendum No. 1 over the other documents.

            IN WITNESS WHEREOF, the parties have caused this Addendum No.1 to be executed and do each hereby warrant and represent that their respective signatory whose signature appears below has been and is on the date of this Addendum No.1 duly authorized by all necessary and appropriate corporate action to execute this Addendum No.1.

Foundry, Inc.                             Global Sports Interactive, Inc.

By:   __________________________
                                          By:   __________________________
Name: __________________________
                                          Name: __________________________
Title:__________________________
                                          Title:__________________________
Date: __________________________
                                          Date: __________________________

              ADDENDUM NO. 1 TO THE INDEPENDENT CONTRACTOR SERVICES AGREEMENT BETWEEN FOUNDRY, INC., AND GLOBAL SPORTS INTERACTIVE, INC.

                                   Schedule 1

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BTv0_0_0mod.jar                             app_QTv0_8_1.jar
BusinessInterfaceClasses.jar                app_QTv0_8_10.jar
DBTestv0_x_x.jar                            app_QTv0_8_11.jar
DataPipeClasses.jar                         app_QTv0_8_12.jar
DataPipeConfig.jar                          app_QTv0_8_2.jar
DummyClassv0_0_0mod.jar                     app_QTv0_8_3.jar
ImageTestv0_x_x.jar                         app_QTv0_8_3mod.jar
JNDIDemov1_0_0.jar                          app_QTv0_8_4.jar
Stylepadv0_0_0mod.jar                       app_QTv0_8_4mod.jar
app_DocumentCenterv1_0_0.jar                app_QTv0_8_5.jar
app_QTModelerv0_0_0mod.jar                  app_QTv0_8_6.jar
app_QTWebPublisherv0_1_0.jar                app_QTv0_8_7.jar
app_QTWebPublisherv0_2_0.jar                app_QTv0_8_8.jar
app_QTv0_3_0.jar                            app_QTv0_8_9.jar
app_QTv0_4_0.jar                            app_QTv0_8_9mod.jar
app_QTv0_5_0.jar                            app_Querysmithv2_3_3.jar
app_QTv0_6_0.jar                            app_ServletUIv0_0_0mod.jar
app_QTv0_7_0.jar                            bbmr_app_Alexv1_0_0.jar
app_QTv0_7_1.jar                            bbmr_app_Alexv1_0_1.jar
app_QTv0_7_1mod.jar                         bbmr_app_Alexv1_0_2.jar
app_QTv0_8_0.jar                            bbmr_app_BPFSv3_1_0.jar
app_QTv0_8_0mod.jar                         bbmr_app_BPFSv3_1_1.jar
                                            bbmr_app_BPFSv3_1_1mod.jar
                                            bbmr_app_BPFSv3_1_2.jar
                                            bbmr_app_BPFSv3_1_3.jar
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bbmr_app_ClassificationEditorv1_0_0.jar     bbmr_app_salaryProjectionsv1_0_0.jar
bbmr_app_ClassificationEditorv1_0_1.jar     bbmr_fra_alexv1_0_0.jar
bbmr_app_GrantLoadsv0_1_0.jar               bbmr_fra_alexv1_0_1.jar
bbmr_app_GrantLoadsv0_1_1.jar               bbmr_fra_alexv1_0_2.jar
bbmr_app_GrantLoadsv0_1_2.jar               bbmr_fra_budgetv1_0_0.jar
bbmr_app_GrantLoadsv0_1_3.jar               bbmr_fra_budgetv1_1_0.jar
bbmr_app_GrantLoadsv0_1_4.jar               bbmr_fra_budgetv1_2_0.jar
bbmr_app_GrantLoadsv0_1_5.jar               bbmr_fra_budgetv1_3_0.jar
bbmr_app_GrantLoadsv0_1_6.jar               bbmr_fra_budgetv1_3_0mod.jar
bbmr_app_GrantLoadsv0_x_x.jar               bbmr_fra_budgetv1_4_0.jar
bbmr_app_JNDIDemov0_1_0.jar                 bbmr_fra_budgetv1_5_0.jar
bbmr_app_JNDIGeneralv0_x_x.jar              bbmr_fra_budgetv1_5_1.jar
bbmr_app_RevenueEditorv0_1_0.jar            bbmr_fra_grantLoadsv0_1_0.jar
bbmr_app_RevenueEditorv0_1_1.jar            bbmr_fra_grantLoadsv0_x_x.jar
bbmr_app_RevenueEditorv0_2_1.jar            bbmr_fra_revenuev0_1_0.jar
bbmr_app_RevenueEditorv0_2_10.jar           bbmr_fra_revenuev0_1_1.jar
bbmr_app_RevenueEditorv0_2_2.jar            bbmr_fra_revenuev0_2_1.jar
bbmr_app_RevenueEditorv0_2_3.jar            bbmr_fra_revenuev0_2_2.jar
bbmr_app_RevenueEditorv0_2_5.jar            bbmr_fra_revenuev0_2_3.jar
bbmr_app_RevenueEditorv0_2_6.jar            bbmr_fra_revenuev0_2_4.jar
bbmr_app_RevenueEditorv0_2_8.jar            bbmr_fra_revenuev0_2_5.jar
bbmr_app_RevenueEditorv0_2_9.jar            bbmr_fra_revenuev0_x_x.jar
bbmr_app_RevenueEditorv0_x_x.jar            bbmr_fra_salaryProjectionsv0_1_0.jar
bbmr_app_ThreeYearAlexv1_0_0.jar            bbmr_fra_salaryProjectionsv1_0_0.jar
bbmr_app_ThreeYearAlexv1_1_0.jar            bbmr_uti_budgetv1_0_0.jar
bbmr_app_ThreeYearAlexv1_1_1.jar            bs_app_Querysmithv0_0_BS.jar
bbmr_app_ThreeYearAlexv1_1_2.jar            bs_app_Querysmithv0_1_BS.jar
bbmr_app_ThreeYearAlexv1_1_3.jar            bs_fra_Notificationv0_0_BS.jar
bbmr_app_ThreeYearAlexv1_1_3mod.jar
bbmr_app_salaryProjectionsv0_1_0.j
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bs_fra_TreeKitUIv0_0_BS.jar           cosmo_fra_couponsv0_1_0.jar
bs_fra_TreeKitUIv0_1_BS.jar           cosmo_fra_couponsv1_1_0.jar
bs_fra_TreeKitv0_0_BS.jar             cosmo_fra_couponsv1_1_1.jar
bs_fra_TreeKitv0_1_BS.jar             cosmo_fra_couponsv1_1_2.jar
bs_fra_paginationv0_0_BS.jar          cosmo_ser_menuv0_x_x.jar
bs_fra_polv0_0_BS.jar                 dor_app_PrototypeDemov0_0_0mod.jar
bs_fra_polv0_1_BS.jar                 dor_fra_customerCareEnginev0_0_0mod.jar
bs_fra_qslv0_0_BS.jar                 dor_fra_customerCareEnginev0_1_0.jar
bs_fra_qslv0_1_BS.jar                 dor_fra_customerCareEnginev1_0_0_RHI20.jar
bs_fra_qualifierv0_0_BS.jar           dor_uti_netDynamicsv0_0_0mod.jar
bs_fra_qualifierv0_1_BS.jar           fra_Notificationv1_0_0.jar
bs_uti_KeyValueCodingv0_0_BS.jar      fra_TreeKitUIv1_0_0.jar
bs_uti_KeyValueCodingv0_1_BS.jar      fra_TreeKitv1_0_0.jar
bs_uti_containerv0_0_BS.jar           fra_appfeaturesv0_1_0.jar
bs_uti_exceptionv0_0_BS.jar           fra_appfeaturesv0_2_0.jar
bs_uti_iov0_0_BS.jar                  fra_appfeaturesv0_3_0.jar
bs_uti_jdbcv0_0_BS.jar                fra_appfeaturesv0_3_1.jar
bs_uti_jdbcv0_1_BS.jar                fra_appfeaturesv0_4_0.jar
bs_uti_netscapev0_0_BS.jar            fra_appfeaturesv0_5_0.jar
bs_uti_netscapev0_1_BS.jar            fra_appfeaturesv0_6_0.jar
bs_uti_propertyListParserv0_0_BS.jar  fra_appfeaturesv0_7_0.jar
bs_uti_propertyListParserv0_1_BS.jar  fra_appfeaturesv0_7_0mod.jar
bs_uti_treesv0_0_BS.jar               fra_appfeaturesv0_7_1.jar
bs_uti_treesv0_1_BS.jar               fra_appfeaturesv0_7_1mod.jar
bs_uti_treesv0_2_BS.jar               fra_appfeaturesv0_7_2.jar
bs_uti_userDefaultsv0_0_BS.jar        fra_appfeaturesv0_7_2mod.jar
bs_uti_userDefaultsv0_1_BS.jar        fra_classTransformingv1_0_0.jar
cosmo_fra_couponsPublishingv0_1_0.jar fra_documentv1_0_0.jar
cosmo_fra_couponsPublishingv0_1_1.jar fra_htmlPagev0_0_0mod.jar
cosmo_fra_couponsPublishingv0_1_2.jar fra_htmlv0_x_x.jar
cosmo_fra_couponsPublishingv0_1_2mod  fra_pageparserv0_x_x.jar
 .jar                                  fra_paginationv1_0_0.jar
                                      fra_paginationv2_0_0.jar
                                      fra_paginationv2_0_0mod.jar
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fra_polv1_0_0.jar
fra_polv1_1_0.jar                           ibm_xml4jv1_1_9.jar
fra_polv1_1_1.jar                           ibm_xml4jv2_0_0.jar
fra_polv1_2_0.jar                           ibm_xml4jv2_0_13.jar
fra_polv1_2_0mod.jar                        ibm_xml4jv2_0_9.jar
fra_polv1_rmi_0.jar                         indius_ijcv1_1_f.jar
fra_qslv1_0_0.jar                           more
fra_qslv1_0_1.jar                           nd_serverv4_1_x.jar
fra_qslv1_0_2.jar                           nd_serverv5_0_x.jar
fra_qslv1_0_3.jar                           netscape_ifcv1_1_2.jar
fra_qslv1_0_4.jar                           objectspace_jglv2_0_0.jar
fra_qslv1_1_0.jar                           objectspace_jglv2_0_0.jar.OLD
fra_qslv1_2_0.jar                           oracle_jdbcv7_3_4.jar
fra_qslv1_3_0.jar                           oracle_jdbcv8_0_4_0_6.jar
fra_qslv1_3_1.jar                           oracle_jdbcv8_1_6.jar
fra_qslv1_3_2.jar
fra_qslv1_3_2mod.jar                        qds_oraclev0_1_0.jar
fra_qslv1_3_3.jar                           qds_oraclev0_1_1.jar
fra_qslv1_3_3mod.jar                        qds_oraclev0_1_1mod.jar
fra_qslv1_3_4.jar
fra_qslv1_3_5.jar
fra_qslv1_3_5mod.jar
fra_qualifierv1_0_0.jar
fra_qualifierv1_1_0.jar
fra_qualifierv1_2_0.jar
fra_qualifierv1_2_1.jar
fra_qualifierv1_3_0.jar
fra_sfwv1_0_0.jar
gifUtils.jar
gifencoder.jar
gsi_app_CatalogEditorv0_0_0mod.jar
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                                 Page 14 of 16
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qds_oraclev0_1_2.jar                        sun_motifv1_0_2.jar
qds_oraclev0_1_2mod.jar                     sun_motifv1_0_3.jar
qds_oraclev0_x_x.jar                        sun_multiv1_0_0.jar
qds_sybasev0_0_0mod.jar                     sun_multiv1_0_1.jar
signed                                      sun_multiv1_0_2.jar
srv_BioBuilderProtov0_0_0mod.jar            sun_multiv1_0_3.jar
srv_QTWebv0_1_0.jar                         sun_providerutilv1_1_0.jar
srv_QueryServletv0_0_0mod.jar               sun_swingallv1_0_0.jar
srv_qtdownloadv0_1_0.jar                    sun_swingallv1_0_1.jar
srv_qtdownloadv0_1_1.jar                    sun_swingallv1_0_2.jar
sun_activationv1_0_0.jar                    sun_swingallv1_0_3.jar
sun_beaninfov1_0_0.jar                      sun_swingallv1_1_0.jar
sun_beaninfov1_0_1.jar                      sun_swingv0_7_0.jar
sun_beaninfov1_0_2.jar                      sun_swingv0_7_0patched.jar
sun_beaninfov1_0_3.jar                      sun_swingv1_0_0.jar
sun_collectionsv1_1_0.jar                   sun_swingv1_0_1.jar
sun_collectionsv1_1_1.jar                   sun_swingv1_0_2.jar
sun_ejbv1_0_0.jar                           sun_swingv1_0_3.jar
sun_jlfv0_7_0.jar                           sun_swingv1_1_0.jar
sun_jndiv1_1_0.jar                          sun_windowsv0_7_0.jar
sun_jsdkv2_0_0.jar                          sun_windowsv1_0_0.jar
sun_jsdkv2_1_0.jar                          sun_windowsv1_0_1.jar
sun_jspv1_0_0.jar                           sun_windowsv1_0_2.jar
sun_jtsv1_0_0.jar                           sun_xml.jar
sun_ldapv1_1_0.jar                          sun_xml_ea2.jar
sun_mailv1_1_0.jar                          sun_xml_tr1.jar
sun_motifv0_7_0.jar                         sybase_jdbcv11_0_3.jar
sun_motifv1_0_0.jar                         twz1jdbcForMysql.jar
sun_motifv1_0_1.jar

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                                 Page 15 of 16

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uti_KeyValueCodingv1_0_0.jar                uti_propertyListParserv1_0_0.jar
uti_KeyValueCodingv1_1_0.jar                uti_propertyListParserv1_1_1.jar
uti_KeyValueCodingv1_1_1.jar                uti_propertyListParserv1_2_0.jar
uti_KeyValueCodingv1_2_0.jar                uti_reportingv1_0_0.jar
uti_beansv0_1_0.jar                         uti_reportingv2_0_0.jar
uti_beansv0_x_x.jar                         uti_reportingv2_1_0.jar
uti_collectionsv0_0_0mod.jar                uti_reportingv2_1_1.jar
uti_collectionsv1_0_0.jar                   uti_reportingv2_1_1mod.jar
uti_collectionsv1_0_0mod.jar                uti_saxv0_0_0mod.jar
uti_containerv1_0_0.jar                     uti_saxv1_0_0.jar
uti_containerv1_0_0mod.jar                  uti_saxv1_0_0mod.jar
uti_containerv1_1_0.jar                     uti_servletv0_1_0mod.jar
uti_domv0_0_0mod.jar                        uti_servletv0_x_x.jar
uti_domv1_0_0.jar                           uti_swingv1_0_0.jar
uti_domv1_0_0mod.jar                        uti_swingv1_0_1.jar
uti_exceptionv1_0_0.jar                     uti_swingv1_0_2.jar
uti_graphicsv0_1_0.jar                      uti_swingv1_1_0.jar
uti_graphicsv0_1_1.jar                      uti_swingv1_2_0.jar
uti_gridv1_0_0.jar                          uti_swingv1_3_0.jar
uti_iov1_0_0.jar                            uti_swingv1_3_1.jar
uti_iov1_1_0.jar                            uti_swingv1_3_2.jar
uti_iov1_1_0mod.jar                         uti_swingv1_4_0.jar
uti_iov1_2_0.jar                            uti_swingv1_5_0.jar
uti_iov1_2_1.jar                            uti_swingv1_5_0mod.jar
uti_jdbcv1_0_0.jar                          uti_totalsv1_0_0.jar
uti_jdbcv1_1_0.jar                          uti_treesv1_0_0.jar
uti_jdbcv1_2_0.jar                          uti_userDefaultsv1_0_0.jar
uti_memdebugv0_1_0.jar                      uti_userDefaultsv1_1_0.jar
uti_netscapev1_0_0.jar                      uti_userDefaultsv1_2_0.jar
uti_netv0_0_0mod.jar                        uti_userDefaultsv1_2_2.jar
                                            w3c_domv1_0_0.jar
                                            w3c_jigsawv2_0_b2.jar
                                            weblogic_jdbcv2_4_0.jar
                                            xml_saxv1_0_0.jar
                                            ~uti_graphicsv0_1_0.jar

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                                 Page 16 of 16